                                                           EXHIBIT NO. 99.13(a)

                                   MFS FUNDS

AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO
                             RULE 12b-1 UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                          Effective January 1, 1997,
                        Amended and Restated effective:

                                April 26, 2005
                               January 24, 2006
                                April 25, 2006

     EXHIBIT A: FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN, AS OF:

               July 26, 2005 (Addition of MFS Series Trust XII)
                 January 24, 2006 (Addition of Class W Shares)
           April 25, 2006 (Addition of MFS Diversified Income Fund)

                                   MFS FUNDS

           AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO
                              RULE 12b-1 UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                          Effective January 1, 1997,
                 Amended and Restated effective April 25, 2006

         This Distribution Plan (the "Plan") has been adopted by each of the registered investment companies identified from time to time on Exhibit A hereto (the "Trust" or "Trusts") on behalf of each investment portfolio or series of such Trust identified from time to time on Exhibit A hereto (each, a "Fund"), with respect to each class of shares of beneficial interest of such investment portfolio or series identified from time to time on Exhibit A hereto (each, a "Class"), severally and not jointly, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and sets forth the material aspects of the financing of the distribution of the classes of shares representing interests in the same portfolio issued by the Trusts.

                                  WITNESSETH:

WHEREAS, each Trust is engaged in business as an open-end management investment company and is registered under the 1940 Act, some consisting of multiple Funds, each of which has separate investment objectives and policies and segregated assets; and

WHEREAS, each Fund intends to distribute its Shares of Beneficial Interest (without par value) ("Shares") in accordance with Rule 12b-1 under the 1940 Act, and desires to adopt this Distribution Plan on behalf of each of its Classes as a plan of distribution pursuant to such Rule; and

WHEREAS, each Fund presently offers multiple classes of Shares, some Funds presently offering only certain classes of Shares to investors;

WHEREAS, each Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Fund with respect to each Class in a form approved by the Board of Trustees of each Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to each Fund with respect to each Class in connection with the offering and distribution of Shares; and

WHEREAS, each Trust recognizes and agrees that the Distributor (or an affiliate of the Distributor) may compensate financial intermediaries, including, but not limited to brokers, dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators, third party administrators and any others having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates (each, a "financial intermediary") for providing services to record or beneficial owners of Shares or otherwise in connection with the distribution of Shares and servicing of the Shares; and

WHEREAS, the Distribution Agreement provides that: (a) a sales charge may be paid by investors who purchase Shares of certain Classes and that the Distributor and financial intermediaries will receive such sales charge as partial compensation for their services in connection with the sale of these Classes, and (b) the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares and the Distributor may retain or receive from a fund, as the case may be, all such deferred sales charges; and

WHEREAS, the Board of Trustees of each Trust, in considering whether each Fund should adopt and implement this Plan on behalf of each Class, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of a Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund, as well as each Class of the Fund and the shareholders of such Class; and

NOW THEREFORE, the Board of Trustees of each Trust hereby adopts this Plan for each Class of each Fund as a plan of distribution in accordance with Rule 12b-1, relating to the Classes each Fund from time to time offers, on the following terms and conditions:

 1. SERVICES PROVIDED AND EXPENSES BORNE BY DISTRIBUTOR.

    1.1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to a financial intermediary (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

    1.2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in Section 1.1, including, without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

 2. DISTRIBUTION FEES AND SERVICE FEES .

    2.1  Distribution and Service Fees Common to Each Class of Shares.

         2.1.1. Service Fees . As partial consideration for the shareholder servicing and/or account maintenance services performed by the Distributor and/or a financial intermediary in the performance of its obligations under its agreement with the Distributor (or an affiliate of the Distributor), a Fund shall pay the Distributor a service fee periodically at a rate not to exceed 0.25% per annum of the average daily net assets of each share class of the Fund subject to this Plan, with the exception of Class W Shares of each Fund. Such service fee shall be paid to the Distributor, which may, at its discretion, retain all or a portion of such payments, pay all or a portion of these fees to financial intermediaries or, solely with respect to Class A shares of those Funds listed on Schedule B attached hereto, use an amount not to exceed the difference between: (a) 0.25% per annum of the average daily net assets of such shares; and (b) the amount of such fees not used to compensate MFD or financial intermediaries for shareholder servicing or account maintenance activities (as described below) to pay the Distributor for distribution services performed and expenses reasonably incurred in the performance of the Distributor's obligations under the Distribution Agreement. Service fees compensate the Distributor and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by the Distributor to any financial intermediary under this Section 2.1.1. may be subject in whole or in part to such minimum account or payment requirements or financial intermediary standards (including any exceptions thereto) as the Distributor may establish from time to time.

         2.1.2. Distribution Fees . As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, a Fund shall pay the Distributor a distribution fee periodically at a rate based on the average daily net assets of a Fund attributable to the designated class of Shares. Distribution fees compensate the Distributor and financial intermediaries for their expenses incurred in connection with the distribution of Shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund may differ with respect to each class of Shares, as may the use by the Distributor of such distribution fees.

    2.2. Distribution Fees Relating to Class A and Class 529A Shares

         2.2.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class A Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. Except as described in Section 2.1.1 hereof, each Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.10% per annum of average daily net assets of the Fund attributable to Class A Shares. Each Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of average daily net assets of the Fund attributable to Class 529A Shares.

         2.2.2. The aggregate amount of fees and expenses paid pursuant to Sections 2.1.1 and 2.1.2. hereof shall not exceed 0.35% per annum of the average daily net assets attributable to Class A Shares of each Fund and 0.50% per annum of the average daily net assets attributable to Class 529A Shares of each Fund.

    2.3. Distribution Fees Relating to Class B and Class 529B Shares

         2.3.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class B and Class 529B Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class B and Class 529B Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class 529B Shares. The aggregate amount of fees and expenses paid pursuant to Sections 2.1.1 and 2.3. shall not exceed 1.00% per annum of the average daily net assets attributable to Class B Shares or Class 529B shares of each Fund .

         2.3.2. Each Fund understands that agreements between the Distributor and the financial intermediaries may provide for payment of commissions to financial intermediaries in connection with the sale of Class B and Class 529B Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the financial intermediaries in consideration of the financial intermediaries' services with respect to Class B and Class 529B Shares. Nothing in this Plan shall be construed as requiring a Fund to make any payment to any financial intermediary or to have any obligations to any financial intermediary in connection with services with respect to Class B or Class 529B Shares.

    2.4. Distribution Fees Relating to Class C and Class 529C Shares

         2.4.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class C and Class 529C Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class C and Class 529C Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class C and Class 529C Shares. The aggregate amount of fees and expenses paid pursuant to Sections
         2.1.1 and 2.4. shall not exceed 1.00% per annum of the average daily net assets attributable to Class C Shares or Class 529C shares of each Fund .

         2.4.2. Each Fund understands that agreements between the Distributor and the financial intermediaries may provide for payment of commissions to financial intermediaries in connection with the sales of Class C and Class 529C Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid to the financial intermediaries in consideration of the financial intermediaries' services with respect to Class C and Class529C Shares. Nothing in this Plan shall be construed as requiring a Fund to make any payment to any financial intermediary or to have any obligations to any financial intermediary in connection with services with respect to Class C or Class 529C Shares.

    2.5. Distribution Fees Relating to Class J Shares

         2.5.1. As consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class J Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.70% (in the case of the MFS Global Equity Fund) or 0.75% (in the case of Massachusetts Investors Growth Stock Fund and MFS Strategic Growth Fund(*)) per annum of the Fund's average daily net assets attributable to Class J Shares. The aggregate amount of fees and expenses paid pursuant to Sections 2.1.1 and

 ---------
 (*) Reference to the MFS Strategic Growth Fund will be eliminated upon termination of Class J shares of the MFS Strategic Growth Fund.

    2.5. shall not exceed 0.95% (in the case of the MFS Global Equity Fund) or 1.00% (in the case of the Massachusetts Investors Growth Stock Fund and MFS Strategic Growth Fund) per annum of the average daily net assets attributable to Class J Shares.

         2.5.2. Each Fund understands that agreements between the Distributor and the financial intermediaries may provide for payment of commissions to financial intermediaries in connection with the sale of Class J Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the financial intermediaries in consideration of the financial intermediaries' services with respect to Class J Shares. Nothing in this Plan shall be construed as requiring a Fund to make any payment to any financial intermediary or to have any obligations to any financial intermediary in connection with services with respect to Class J Shares.

    2.6. Distribution Fees Relating to Class R, R1, R2 and R3 Shares

         2.6.1. As consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class R Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class R Shares. As consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class R1 Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.50% per annum of the Fund's average daily net assets attributable to Class R1 Shares. As consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class R2 and R3 Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the Fund's average daily net assets attributable to each of Class R2 and R3 Shares. The aggregate amount of fees and expenses paid pursuant to Sections 2.1.1 and 2.6. shall not exceed 0.75% per annum of the average daily net assets attributable to Class R1 shares of each Fund and 0.50% per annum of the average daily net assets attributable to Class R, R2 or R3 shares of each Fund.

         2.6.2. Each Fund understands that agreements between the Distributor and the financial intermediaries may provide for payment of commissions to financial intermediaries in connection with the sale of Class R, R1, R2 and R3 Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the financial intermediaries in consideration of the financial intermediaries' services with respect to Class R, R1, R2 and R3 Shares. Nothing in this Plan shall be construed as requiring a Fund to make any payment to any financial intermediary or to have any obligations to any financial intermediary in connection with services with respect to Class R, R1, R2 and R3 Shares.

    2.7. Distribution Fees Relating to Class W Shares

         2.7.1. As consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class W Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.10% per annum of the Fund's average daily net assets attributable to Class W Shares.

         2.7.2. Each Fund understands that agreements between the Distributor and the financial intermediaries may provide for payment of commissions to financial intermediaries in connection with the sale of Class W Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the financial intermediaries in consideration of the financial intermediaries' services with respect to Class W Shares. Nothing in this Plan shall be construed as requiring a Fund to make any payment to any financial intermediary or to have any obligations to any financial intermediary in connection with services with respect to Class W Shares.

 3. EXPENSES BORNE BY FUND . Each Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of a Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in Section 1 hereof.

 4. ACTION TAKEN BY THE TRUST. Nothing herein contained shall be deemed to require a Trust to take any action contrary to its Declaration of Trust or By-laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of a Fund.

 5. EFFECTIVENESS OF PLAN. This Plan shall become effective with respect to a class of Shares upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of such particular class of Shares (unless previously so approved or unless such approval is not required under applicable law), and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

 6. DURATION OF PLAN. This Plan shall continue in effect indefinitely with respect to each Class; provided, however, that such continuance is "specifically approved at least annually" by vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on the continuance of this Plan. If such annual approval is not obtained, this Plan, with respect to each Class with respect to which such approval was not obtained, shall expire 12 months after the effective date of the last approval.

 7. AMENDMENTS OF PLAN. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of the affected Class and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time with respect to a Class by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of such Class.

 8. REVIEW BY BOARD OF TRUSTEES. Each Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

 9. SELECTION AND NOMINATION OF QUALIFIED TRUSTEES. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

10. DEFINITIONS; COMPUTATION OF FEES. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act or the rules and regulations adopted thereunder and in accordance with each Trust's Declaration of Trust. All references herein to "Fund" shall be deemed to refer to a Trust where such Trust does not have multiple portfolios or series. In addition, for purposes of determining the fees payable to the Distributor hereunder, (i) the value of a Fund's net assets shall be computed in the manner specified in each Fund's then-current prospectus and statement of additional information for computation of the net asset value of Shares of the Fund and (ii) the net asset value per Share of a particular Class shall reflect any plan adopted under Rule 18f-3 under the 1940 Act.

11. RETENTION OF PLAN RECORDS. Each Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in Section 8 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

12. APPLICABLE LAW. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

13. SEVERABILITY OF PLAN. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby. The provisions of this Plan are severable with respect to each class of Shares offered by a Fund and with respect to each Fund.

14. SCOPE OF TRUST'S OBLIGATION. A copy of the Declaration of Trust of each Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. It is acknowledged that the obligations of or arising out of this Plan are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Plan is adopted by the Trust on behalf of one or more series of the Trust, it is further acknowledged that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Plan are binding solely upon the assets or property of the series on whose behalf the Trust has adopted this Plan. If the Trust has adopted this Plan on behalf of more than one series of the Trust, it is also acknowledged that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and no series shall be responsible for the obligations of another series.

                                                                                         EXHIBIT A

                         FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                                       AS OF: APRIL 25, 2006

                                             CLASSES OF
                                               SHARES
                                             COVERED BY
                                             RULE 12b-1                    DATE RULE 12b-1
FUND                                            PLAN                         PLAN ADOPTED
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST I
------------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund                        A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R1, R2, R3, R4          2002 (529 Share Classes),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2, R3, R4)
------------------------------------------------------------------------------------------------------
MFS Core Equity Fund                         A, B, C, R, R1, R2,           January 1, 1997, October
                                                  R3, R4                   16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Core Growth Fund                         A, B, C, R, R1, R2,           January 1, 1997, October
                                                 R3, R4, W                 16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4), January
                                                                           24, 2006 (Class W)
------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund                         A, B, C                   January 1, 1997,
                                                                           April 12, 2000 (C shares)
------------------------------------------------------------------------------------------------------
MFS New Discovery Fund                       A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)

------------------------------------------------------------------------------------------------------
MFS Research International Fund              A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                  R4, W                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4),
                                                                           January 24, 2006 (Class W)
------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund                    A, B, C, J(**), 529A,         January 1, 1997;
                                             529B, 529C, R, R1,            December 8, 1999 (J
                                                 R2, R3, R4                shares); April 17, 2002
                                                                           (529 Share Classes),
                                                                           October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)

----------
(**) Reference to Class J shares of the MFS Strategic Growth Fund will be eliminated upon termination of the Class J shares of the MFS Strategic Growth Fund.

------------------------------------------------------------------------------------------------------
MFS Technology Fund                          A, B, C, R1, R2, R3,          January 1, 1997, October
                                                     R4                    16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Value Fund                               A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                  R4, W                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4),
                                                                           January 24, 2006 (Class W)
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST II
------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                     A, B, C, 529A, 529B,          January 1, 1997;
                                             529C, R, R1, R2, R3,          April 17, 2002 (529 Share
                                                     R4                    Classes), October 16, 2002
                                                                           (Class R), August 15, 2003
                                                                           (Class R3), January 25,
                                                                           2005 (Classes R1, R2 and
                                                                           R4)
------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund                          A, B                    January 1, 1997
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST III
------------------------------------------------------------------------------------------------------
MFS High Income Fund                         A, B, C, 529A, 529B.          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                    R4                     October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS High Yield Opportunities Fund                 A, B, C                  July 1, 1998
------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund                     B, C                    September 16, 1998
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST IV
------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund                      A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund                               B                    January 1, 1997
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST V
------------------------------------------------------------------------------------------------------
MFS International New Discovery Fund         A, B, C, 529A, 529B,          October 8, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Research Fund                            A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                   R4, W                   October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4),
                                                                           January 24, 2006 (Class W)
------------------------------------------------------------------------------------------------------
MFS Total Return Fund                        A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VI
------------------------------------------------------------------------------------------------------
MFS Global Equity Fund                       A, B, C, J, R, R1, R2,        January 1, 1997;
                                                   R3, R4                  April 14, 1999 (J shares),
                                                                           October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Global Total Return Fund                 A, B, C, R, R1, R2,           January 1, 1997, October
                                                   R3, R4                  16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Utilities Fund                           A, B, C, R, R1, R2,           January 1, 1997, October
                                             R3, R4                        16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VII
------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund               A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VIII
------------------------------------------------------------------------------------------------------
MFS Global Growth Fund                       A, B, C, R, R1, R2,           January 1, 1997, October
                                                   R3, R4                  16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund                    A, B, C                       January 1, 1997
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST IX
------------------------------------------------------------------------------------------------------
MFS Bond Fund                                A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 17, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Inflation-Adjusted Bond Fund             A, B, C, 529A, 529B,          July 16, 2003, July 20,
                                             529C, R, R1, R2, R3,          2004 (Classes R and R3),
                                                     R4                    January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Intermediate Investment Grade Bond       A, B, C, R, R1, R2,           January 4, 1999, October
Fund                                         R3, R4                        16, 2002 (Class R), August
                                                                           15, 2003 (Class R3),
                                                                           January 25, 2005 (Classes
                                                                           R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund                    A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes) ,
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund          A, B, C                       January 1, 1997
------------------------------------------------------------------------------------------------------
MFS Research Bond Fund                       A, B, C, 529A, 529B,          January 4, 1999; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes) ,
                                                   R4, W                   October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4),
                                                                           January 24, 2006 (Class W)
------------------------------------------------------------------------------------------------------
MFS Research Bond Fund J                         A, B, C                   September 18, 2002
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST X
------------------------------------------------------------------------------------------------------
MFS Aggressive Growth Allocation Fund        A, B, C, 529A, 529B,          April 17, 2002, October 16,
                                             529C, R, R1, R2, R3,          2002 (Class R), August 15,
                                                     R4                    2003 (Class R3), January
                                                                           25, 2005 (Classes R1, R2
                                                                           and R4)
------------------------------------------------------------------------------------------------------
MFS Bond Diversification Fund                A, B, C, I, 529A,             April 26, 2005
                                             529B, 529C, R, R1,
                                                R2, R3, R4
------------------------------------------------------------------------------------------------------
MFS Conservative Allocation Fund             A, B, C, 529A, 529B,          April 17, 2002, October 16,
                                             529C, R, R1, R2, R3,          2002 (Class R), August 15,
                                                     R4                    2003 (Class R3), January
                                                                           25, 2005 (Classes R1, R2
                                                                           and R4)
------------------------------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                  A, B, C, W                 March 17, 1998 (Classes A,
                                                                           B and C), January 24, 2006
                                                                           (Class W)
------------------------------------------------------------------------------------------------------
MFS Emerging Markets Equity Fund                 A, B, C                   January 1, 1997
------------------------------------------------------------------------------------------------------
MFS Floating Rate High Income Fund                 A, C                    September, 20, 2004
------------------------------------------------------------------------------------------------------
MFS Growth Allocation Fund                   A, B, C, 529A, 529B,          April 17, 2002, October 16,
                                             529C, R, R1, R2, R3,          2002 (Class R), August 15,
                                                     R4                    2003 (Class R3), January
                                                                           25, 2005 (Classes R1, R2
                                                                           and R4)
------------------------------------------------------------------------------------------------------
MFS International Diversification Fund       A, B, C, 529A, 529B,          July 20, 2004, January 25,
                                             529C, R, R1, R2, R3,          2005 (Classes R1, R2 and
                                                     R4                    R4)
------------------------------------------------------------------------------------------------------
MFS International Growth Fund                    A, B, C, W                January 1, 1997 (Classes A,
                                                                           B and C), January 24, 2006
                                                                           (Class W)
------------------------------------------------------------------------------------------------------
MFS International Value Fund                     A, B, C, W                January 1, 1997 (Classes A,
                                                                           B and C), January 24, 2006
                                                                           (Class W)
------------------------------------------------------------------------------------------------------
MFS Moderate Allocation Fund                 A, B, C, 529A, 529B,          April 17, 2002, October 16,
                                             529C, R, R1, R2, R3,          2002 (Class R), August 15,
                                                     R4                    2003 (Class R3), January
                                                                           25, 2005 (Classes R1, R2
                                                                           and R4)
------------------------------------------------------------------------------------------------------
MFS New Endeavor Fund                        A, B, C, R, R1, R2,           September 20, 2000,
                                                  R3, R4                   October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund                     A, B, C, 529A, 529B,          March 17, 1998; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes) ,
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST XI
------------------------------------------------------------------------------------------------------
MFS Mid Cap Value Fund                       A, B, C, 529A, 529B,          July 19, 2001; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes) ,
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund                   A, B, C                   July 30, 1997
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST XII
------------------------------------------------------------------------------------------------------
MFS Lifetime Retirement Income Fund          A, B, C, I, R1, R2,           July 27, 2005
                                                 R3, R4, R5
------------------------------------------------------------------------------------------------------
MFS Lifetime 2010 Fund                       A, B, C, I, R1, R2,           July 27, 2005
                                                 R3, R4, R5
------------------------------------------------------------------------------------------------------
MFS Lifetime 2020 Fund                       A, B, C, I, R1, R2,           July 27, 2005
                                                 R3, R4, R5
------------------------------------------------------------------------------------------------------
MFS Lifetime 2030 Fund                       A, B, C, I, R1, R2,           July 27, 2005
                                                 R3, R4, R5
------------------------------------------------------------------------------------------------------
MFS Lifetime 2040 Fund                       A, B, C, I, R1, R2,           July 27, 2005
                                                 R3, R4, R5
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST XIII
------------------------------------------------------------------------------------------------------
MFS Government Securities Fund               A, B, C, 529A, 529B,          January 1, 1997, April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Diversified Income Fund                        A, C                    April 25, 2006
------------------------------------------------------------------------------------------------------
STAND ALONE FUNDS
------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock         A, B, C, J, 529A,             January 1, 1997; September
Fund                                         529B, 529C, R, R1,            20, 2000 (J shares), April
                                                R2, R3, R4                 17, 2002 (529 Share
                                                                           Classes), October 16, 2002
                                                                           (Class R), August 15, 2003
                                                                           (Class R3), January 25,
                                                                           2005 (Classes R1, R2 and
                                                                           R4)
------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust                A, B, C, 529A, 529B,          January 1, 1997; April 17,
                                             529C, R, R1, R2, R3,          2002 (529 Share Classes),
                                                     R4                    October 16, 2002 (Class R),
                                                                           August 15, 2003 (Class
                                                                           R3), January 25, 2005
                                                                           (Classes R1, R2 and R4)
------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund            A, B, C                    January 1, 997
------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund                     A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS MUNICIPAL SERIES TRUST
------------------------------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                   A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Arkansas Municipal Bond Fund                  A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS California Municipal Bond Fund              A, B, C                    January 1, 997
------------------------------------------------------------------------------------------------------
MFS Florida Municipal Bond Fund                   A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Georgia Municipal Bond Fund                   A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Maryland Municipal Bond Fund                  A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund             A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund               A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund                       A, B, C                    January 1, 997
------------------------------------------------------------------------------------------------------
MFS New York Municipal Bond Fund                A, B, C                    January 1, 997; October
                                                                           11, 2000 (C shares)
------------------------------------------------------------------------------------------------------
MFS North Carolina Municipal Bond Fund          A, B, C                    January 1, 997
------------------------------------------------------------------------------------------------------
MFS Pennsylvania Municipal Bond Fund              A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS South Carolina Municipal Bond Fund            A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Tennessee Municipal Bond Fund                 A, B                     January 1, 997
------------------------------------------------------------------------------------------------------
MFS Virginia Municipal Bond Fund                A, B, C                    January 1, 997
------------------------------------------------------------------------------------------------------
MFS West Virginia Municipal Bond Fund             A, B                     January 1, 997
------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT B

FUNDS FOR WHICH DISTRIBUTOR MAY RECEIVE UNEXPENDED SERVICE FEES PAID BY CLASS A
 SHARES AS COMPENSATION FOR DISTRIBUTION ACTIVITIES ON BEHALF OF THOSE SHARES

                             AS OF: APRIL 25, 2006

-------------------------------------------------------------------------------

                                     FUND
-------------------------------------------------------------------------------
                         Massachusetts Investors Trust
-------------------------------------------------------------------------------
                   Massachusetts Investors Growth Stock Fund
-------------------------------------------------------------------------------
                         MFS Growth Opportunities Fund
-------------------------------------------------------------------------------
                MFS Series Trust II - MFS Emerging Growth Fund
-------------------------------------------------------------------------------
                  MFS Series Trust III - MFS High Income Fund
-------------------------------------------------------------------------------
                 MFS Series Trust V - MFS Total Return Fund
-------------------------------------------------------------------------------
                                    - MFS Research Fund
-------------------------------------------------------------------------------
             MFS Series Trust VII - MFS Capital Opportunities Fund
-------------------------------------------------------------------------------
               MFS Series Trust VIII - MFS Strategic Income Fund
-------------------------------------------------------------------------------
                      MFS Series Trust IX - MFS Bond Fund
-------------------------------------------------------------------------------